Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
17.	INCOME TAXES
Cayman Islands
Under the current laws of the Cayman Islands, the Group is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed.
Hong Kong
Subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%, and foreign-derived income is exempted from income tax. There are no withholding taxes upon payment of dividends by the subsidiaries incorporated in Hong Kong to its shareholders.

Mainland China
Under the PRC Enterprise Income Tax (“EIT”) Law, which has been effective since January 1, 2008, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate, except for certain entities that are entitled to preferential tax treatments. Preferential EIT rates at 15% is available for qualified “High and New Technology Enterprises” (“HNTEs”). The HNTE certificate is effective for a period of three years. Further, preferential EIT rates are available for qualified Software Enterprises whereby entities are entitled to full exemption from EIT for two years beginning from their first profitable calendar year and a 50% reduction for the subsequent three calendar years.
Certain PRC subsidiaries and VIEs, including Baidu Online, Baidu China, Baidu International and Baidu Netcom, etc. are qualified HNTEs and enjoy a reduced tax rate of 15%
for the years presented. An entity could re-apply for the HNTE certificate when the prior certificate expires. Historically, all of the Company’s subsidiaries and VIEs successfully re-applied for the certificates when the prior ones expired. Certain subsidiaries enjoyed a reduced tax rate as qualified Software Enterprise from 2021 to 2023.
Under the current EIT Law, dividends for earnings derived from January 1, 2008 and onwards paid by PRC entities to any of their foreign non-resident
enterprise investors are subject to a 10% withholding tax. A lower tax rate will be applied if tax treaty or arrangement benefits are available. Under the tax arrangement between the PRC and Hong Kong, the reduced withholding tax rate for dividends paid by PRC entities is 5% provided the Hong Kong investors meet the requirements as stipulated by relevant PRC tax regulations, such as the beneficiary owner test. Capital gains derived from the PRC are also subject to a 10% PRC withholding tax.
Income (loss) before income taxes consists of:

	For the years ended December 31,
	2021	2022	2023	2023
	RMB	RMB	RMB	US$
	(In millions)
Mainland China	15,055	18,306	28,449	4,008
Non-Mainland China	(4,277)	(8,194)	(3,251)	(458)

	10,778	10,112	25,198	3,550

Except for the investment related loss recognized, the
pre-tax
losses from
non-Mainland
China operations consist primarily of operating costs, administration expenses and interest expenses.
Income taxes consist of:

	For the years ended December 31,
	2021	2022	2023	2023
	RMB	RMB	RMB	US$
	(In millions)
Current income tax	3,636	3,163	3,812	537
Income tax refund due to reduced tax rate	—	(468)	—	—
Adjustments of deferred tax assets due to change in tax rates	109	119	111	16
Deferred income tax benefit	(558)	(236)	(274)	(39)

	3,187	2,578	3,649	514

The reconciliation of the actual income taxes to the amount of tax computed by applying the aforementioned statutory income tax rate to pre-tax
income is as follows:

	For the years ended December 31,
	2021	2022	2023	2023
	RMB	RMB	RMB	US$
	(In millions, except for per share data)
Expected taxation at PRC statutory tax rate	2,694	2,541	6,299	887
Effect of differing tax rates in different jurisdictions	656	1,976	410	58
Non-taxable income	(89)	(44)	(456)	(64)
Non-deductible expenses	965	534	1,928	272
Research and development super-deduction	(1,645)	(2,274)	(3,067)	(432)
Effect of PRC preferential tax rates and tax holiday	(1,557)	(1,507)	(1,833)	(259)
Effect of tax rate changes on deferred taxes	109	119	111	16
Reversal of prior year’s income taxes	(734)	(913)	(156)	(22)
PRC withholding tax	615	181	574	81
Change in valuation allowance	2,173	1,965	(161)	(23)

Taxation for the year	3,187	2,578	3,649	514

Effective tax rate	29.6%	25.5%	14.5%	14.5%

Effect of preferential tax rates inside the PRC on basic earnings per Class A and Class B ordinary share	0.56	0.54	0.65	0.09

The tax effects of temporary differences that gave rise to the deferred tax balances at December 31, 2022 and 2023 are as follows:

	As of December 31,
	2022	2023	2023
	RMB	RMB	US$
	(In millions)
Deferred tax assets:
Allowance for credit losses	616	704	99
Accrued expenses, payroll and others	3,861	3,602	507
Fixed assets depreciation and intangible assets amortization	3,767	3,532	497
Net operating loss carry-forwards	4,176	4,223	595
Less: valuation allowance	(10,033)	(9,872)	(1,390)

Deferred tax assets, net	2,387	2,189	308

	As of December 31,
	2022	2023	2023
	RMB	RMB	US$
	(In millions)
Deferred tax liabilities:
Long-lived assets arising from acquisitions	428	220	31
Withholding tax on PRC subsidiaries’ undistributed earnings	1,685	1,475	207
Tax on capital gains	797	908	128
Others	246	211	30

	3,156	2,814	396

As of December 31, 2023, the Group had tax losses of approximately RMB23.7 billion (US$3.3 billion) derived mainly from entities in the PRC and Hong Kong. The tax losses in the PRC can be carried forward for five years to offset future taxable profit, and the period is currently extended to 10 years for entities qualified as HNTE. The tax losses of entities in the PRC will expire from 2024 to 2033, if not utilized. The tax losses in Hong Kong can be carried forward with no expiration date.
As of December 31, 2023, dividend distribution withholding tax for the potential remittance of earnings from the PRC subsidiaries to offshore entities was RMB1.5 billion (US$207 million). The Group believes that the underlying dividends will be distributed in the future for offshore use, such as merger and acquisition activities. The Group did not provide for additional deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries during the years presented on the basis of its current intent to permanently reinvest its foreign subsidiaries’ earnings. As of December 31, 2023, the total amount of undistributed earnings from the PRC subsidiaries and the VIEs for which no withholding tax has been accrued was RMB171.8 billion (US$24.2 billion). Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable.
As of December 31, 2022 and 2023, the Group has unrecognized tax benefits of RMB670 million and RMB670 million (US$94 million), respectively, primarily related to the tax-deduction of accrued expenses which were presented in “Other non-current liabilities” in the consolidated balance sheets, if ultimately recognized would impact the annual effective tax rate. It is possible that the amount of unrecognized benefits will change in the next 12 months, however, an estimate of the range of the possible change cannot be made at this moment.